SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                 -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                      (Date of earliest event reported):

                                December 10, 1998

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                         THERMO INSTRUMENT SYSTEMS INC.
             (Exact name of Registrant as specified in its charter)


Delaware                       1-9786                     04-2925809
(State or other              (Commission               (I.R.S. Employer
jurisdiction of               File Number)            Identification Number)
incorporation or
organization)


860 West Airport Freeway
Suite 301
Hurst, Texas                                            76054
(Address of principal executive offices)            (Zip Code)


                                (817) 485-6663
                         (Registrant's telephone number
                              including area code)



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      This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the Registrant's Annual Report on Form 10-K for the year ended January 3, 1998. These include risks and uncertainties relating to: the Registrant's acquisition and spinout strategies, competition and technological change, intellectual property rights and litigation, dependence on certain key industries and international operations, possible changes in governmental regulations, capital spending and government funding policies, and the potential impact of the year 2000 on processing date-sensitive information.


Item 5.     Other Events

      On December 10, 1998, Thermo Electron Corporation ("Thermo Electron"), the Registrant's parent corporation, issued a press release regarding an update to the proposed corporate reorganization, announced on August 12, 1998, involving certain of Thermo Electron's subsidiaries, including the Registrant.

      The press release stated, among other things, that Thermo Sentron Inc. ("Thermo Sentron"), a majority-owned, publicly traded subsidiary of Thermedics Inc. ("Thermedics"), will not be combined with Metrika Systems Corporation and ONIX Systems Inc., both majority-owned, publicly traded subsidiaries of the Registrant, to form a new sensor and process control company, as previously announced. In addition, Thermedics will transfer its shares of its subsidiaries Thermo Sentron, Thermedics Detection Inc. and Thermo Voltek Corp. to Thermo Electron, but those shares will not then be transferred to the Registrant, as had been announced on August 12. ThermoSpectra Corporation ("ThermoSpectra"), a public subsidiary of the Registrant, would be taken private and become a wholly owned subsidiary of the Registrant. ThermoSpectra shareholders would receive cash in exchange for their shares of ThermoSpectra common stock.

     The completion of these transactions is subject to numerous conditions, including the establishment of a price; confirmation of anticipated tax consequences; the negotiation and execution of a definitive merger agreement; the approval by the board of directors (including the independent directors) of ThermoSpectra; clearance by the Securities and Exchange Commission of any necessary documents regarding the proposed transactions; the approval by the directors of the Registrant; and receipt of a fairness opinion from an investment banking firm.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired: not applicable.

      (b)   Pro Forma Financial Information: not applicable.

      (c)   Exhibits: not applicable.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 10th day of December, 1998.



                                             THERMO INSTRUMENT SYSTEMS INC.


                                             By: /s/ Kenneth J. Apicerno
                                                  Kenneth J. Apicerno
                                                  Treasurer